SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                            -----------------

                                FORM 8-K


                            CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934


                  Date of Report:    May 1, 1995
                                     ------------

                                 INTERSOLV, Inc.
         (Exact name of registrant as specified in charter)

        Delaware            0-15188                   52-0990382
(Stateof incorporation)  (Commission File Number)(IRS Employer Identification)

 3200 Tower Oaks Boulevard,     Rockville,  Maryland            20852
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone no., including area code 301/230-3200
Item 2.         Acquisition or Disposition of Assets.

     Effective May 1, 1995, INTERSOLV, Inc. ("INTERSOLV")
acquired all of the outstanding capital stock of PC Strategies &
Solutions, Inc., a New Jersey corporation ("PCS"), pursuant to a share exchange between INTERSOLV and Michael I. Goldman
("Goldman").   The exchange (the "Exchange") was effected
pursuant to an Exchange Agreement dated May 1, 1995, by and among INTERSOLV, PCS and Goldman.

     Under the terms of the Exchange, INTERSOLV acquired all of Goldman's 100 shares of PCS common stock, which represented all of the issued and outstanding shares of PCS capital stock, in exchange for 675,000 shares of INTERSOLV common stock. The
Exchange was a private transaction and was not registered under the Securities Act of 1933 (the "Act"). The number of shares of INTERSOLV common stock exchanged for Goldman's shares of PCS common stock was determined by arm's-length negotiations between INTERSOLV and Goldman. INTERSOLV and Goldman also entered into a Registration Rights Agreement dated May 1, 1995 pursuant to which
Goldman agreed not to sell any of his shares of INTERSOLV common stock prior to August 21, 1995 and INTERSOLV agreed to prepare and file a shelf registration statement under the Act with the Securities and Exchange Commission for the resale of Goldman's
INTERSOLV shares and use its reasonable best efforts to cause such registration statement to become effective on or before August 21, 1995. INTERSOLV expects to account for the PCS acquisition using the pooling of interests method.

     PCS, based in Parsippany, New Jersey, is a consulting and training organization focused on helping companies implement object-oriented client/server technology. With this acquisition, INTERSOLV extends its consulting and education services and enhances its ability to assist its customers with the implementation of object-oriented development projects. Following the Exchange, INTERSOLV intends to continue and expand upon the historical PCS businesses and to integrate PCS's assets and operations with those of INTERSOLV.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

A.    FINANCIAL STATEMENTS OF PC STRATEGIES & SOLUTIONS, INC. AND
      PRO FORMA FINANCIAL STATEMENTS OF INTERSOLV, INC.

     It is impracticable to provide the financial statements, proforma financial statements and independent auditor's consent required to be filed pursuant to this Item 7 with respect to the Exchange and accordingly such items will be filed as soon as practicable, but in any event not later than 60 days following the date hereof.

B.         EXHIBITS

    Exhibit No.     Exhibit

    2            Exchange Agreement dated May 1, 1995
                 between INTERSOLV, PCS, and Goldman

    4 Registration Rights Agreement dated May 1, between INTERSOLV and Goldman.

    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERSOLV, Inc.




Date: May 11, 1995                By /s/ Kenneth A. Sexton
                                         Kenneth A. Sexton
                                         Vice President,
                                         Finance & Administration

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